Corporate Presentation October 2022 Exhibit 99.3

Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the “safe harbor” provisions created by those laws. Clene’s forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding our future operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements represent our views as of the date of this presentation and involve a number of judgments, risks and uncertainties. We anticipate that subsequent events and developments will cause our views to change. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include our substantial dependence on the successful commercialization of our drug candidates, if approved, in the future; our inability to maintain the listing of our common stock on Nasdaq; our significant net losses and net operating cash outflows; our ability to demonstrate the efficacy and safety of our drug candidates; the clinical results for our drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; our ability to achieve commercial success for our drug candidates, if approved; our ability to obtain and maintain protection of intellectual property for our technology and drugs; our reliance on third parties to conduct drug development, manufacturing and other services; our limited operating history and our ability to obtain additional funding for operations and to complete the licensing or development and commercialization of our drug candidates; the impact of the COVID-19 pandemic on our clinical development, commercial and other operations; changes in applicable laws or regulations; the effects of inflation; the effects of staffing and materials shortages; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to rely unduly upon these statements. All information in this presentation is as of the date of this presentation. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation.

CLENE | Building Clinical Neuroprotective Evidence Significant Opportunity Targeting neurodegenerative diseases such as ALS and Multiple Sclerosis >$1B commercial opportunity in each indication CNM-Au8® Clinical Results Long-term follow-up of RESCUE-ALS Phase 2 participants demonstrated statistically significant survival benefit; 70% decreased risk of death Positive Topline Results from the Phase 2 VISIONARY-MS Trial; CNM-Au8 demonstrated global neurological improvements in stable relapsing MS as adjunctive therapy to immunomodulatory DMTs CNM-Au8 demonstrated a >90% reduction in risk of death or permanently assisted ventilation for the 30 mg dose at 24 weeks in pre-specified exploratory results in the HEALEY ALS Platform Trial Proprietary Platform Strong IP Proprietary nanotherapeutic manufacturing Strong IP, including 150+ granted patents and manufacturing trade secrets

Neurodegenerative Diseases Share A Common Mechanism: A Decline In The Brain's Ability To Produce Energy

Brain Energy Potential Declines With Normal Aging


NAD Redox Potential (mV)
-290
-295
-300
-305
-310
0
20
40
60
80
Age (year)

~0.5% NAD^+/NADH unit decline per decade
(~0.13 mV units per year by ^{31}P-MRS Imaging)

Closed squares = averaged data by age group: 21-26 yrs, 33-36 yrs, and 59-68 yrs old; Open squares = individual subject values

Specific Neuronal Populations Are Vulnerable to Energetic Failure


PARKINSON'S DISEASE
Dopaminergic Neurons
MULTIPLE SCLEROSIS
Axonal Degeneration
FRONTOTEMPORAL DEMENTIA
Spindle Neurons
HUNTINGTON'S DISEASE
Medium Spiny Neurons
AMYOTROPHIC LATERAL SCLEROSIS
Motor Neurons

Energetic impairments in the CNS both pre-dispose and drive progression in neurodegenerative diseases

4

Fu, H., et al; Nature Neuroscience (2018) 21: 1350-1358. Zhu et al. Proc Natl Acad Sci USA 2015 Mar 3;112(9):2876-81. Rone et al. J Neurosci. 2016 Apr 27;36(17):4698-707.

Clene NANOMEDICINE

CNM-Au8® | Pioneering A New Drug Class To Improve Cellular Energy Production And Utilization

CNM-Au8 Nanocrystals

Clean Surfaced, Highly Faceted Shapes





CNM-Au8 Nanocrystal Suspension

Mechanistic Effects

- ↑ Increased NAD
- ↑ Increased ATP
- ↓ Decreased reactive oxygen species
- ↑ Increased proteostasis

=

Improved Energy Production and Utilization



By targeting energy metabolism, CNM-Au8 may protect neuronal health

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Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. Data on File, Clene Nanomedicine, Inc.

clene NANOMEDICINE

Significant Global Opportunity for Treatment in Combination with Standard of Care 1 Clarivate, DRG, ALS 2020. 2. https://pubmed.ncbi.nlm.nih.gov/17974351/ 3. Westad et al. 2017, doi:10.1038/nrd.2017.107;. 4. Parkinson’s Market Data Forecast, April 2021.. 5. Cheng HC, Ulane CM, Burke RE. Clinical progression in Parkinson disease and the neurobiology of axons. Ann Neurol 2010;67:715-725.. Urgent unmet need to develop neuroprotective treatment to support cells’ energetic efficiency and resilience (MS) (PD)

Building the Clinical Case for Neuroprotection & Remyelination CNM-Au8 demonstrated statistically significant survival benefit 70% decreased risk of death Established brain target engagement in early PD and stable relapsing MS patients CNM-Au8 demonstrated neurological improvements in people with stable relapsing MS as adjunctive therapy to immunomodulatory DMTs Growing Body of Clinical Evidence Across ALS and MS Supports CNM-Au8 Therapeutic Potential

Proportion with <6 point decline CNM-Au8 Improved Patient Function and QOL, and Slowed ALS Disease Progression 1ALS Disease Progression defined as: Death, or Tracheostomy, or Non-invasive ventilation, or Gastrostomy tube Vucic et al. RESCUE-ALS Trial Results: A Phase 2, Randomized, Double-Blind, Placebo-Controlled Study of CNM-Au8 to Slow Disease Progression in Amyotrophic Lateral Sclerosis; Presented at International Symposium on ALS/MND; 7-10 December 2021 ALS Specific QOL ALS Disease Progression Phase 2 Study: 36-Week Placebo-Control Treatment Period 1:1 Randomization (Active 30 mg: Placebo); 45 enrolled with early ALS

RESCUEALS Demonstrated Significant Impact on Long-Term Survival with 70% Decreased Risk of Death

RESCUE-ALS Active vs. Placebo Randomization

Long-Term Observed Survival (Interim Analysis)

Interim Analysis (31-Aug-2022), ITT Population, All Subjects from Randomization
(Long-term vital status including all study withdrawals)



Probability of Survival
100
90
80
70
60
50
40
30
20
10
0
Double-blind period
Active
Placebo
Hazard Ratio: 0.291
HR 95% CI: 0.118 to 0.718
Log-rank, p = 0.0115
0
24
48
72
96
120
144
Weeks (Post-Randomization)

At Risk (n)	0	24	48	72	96	120
CMM-Au8:	23	23	20	20	17	9
Placebo:	22	20	19	15	10	6

Early CNM-Au8 treatment demonstrated a significant survival benefit:

- Follow-up of active compared to initial placebo randomization*
- 70% decreased risk of death

*9-month delayed treatment start (ex-placebo) or no treatment

Time to all-cause mortality amongst participants originally randomized to CNM-Au8 compared to participants originally randomized to placebo through 31-Aug-2022. Vital status and date of death (as applicable) were captured for all subjects withdrawn from the study. Lost-to-follow-up (active, n=1; placebo, n=1) censored as of the date of last study contact (Active: Feb-2021; Placebo: Feb-2022). All OLE ex-placebo CNM-Au8 transitioned participants within the placebo group. All alive subjects are right censored as of 31-Aug-2022.

9

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

CNM-Au8 Demonstrated Global Neurological Improvement in Stable MS patients on DMTs

VISIONARY-MS

Phase 2 Study: 48-Week Placebo-Control Treatment Period 2:1 Randomization (Active [15mg, 30 mg]: Placebo)

Enrolled stable relapsing remitting MS participants with chronic optic neuropathy on background DMTs

n=73 of 150 planned – study ended prematurely due to COVID-19 pandemic-related enrollment challenges

1° **Change in Low Contrast Letter Acuity (LCLA)**


mITT Population, LS Mean ± SEM
Week 48 LS-Mean Difference = 3.13
95% CI = -0.08 to 6.33
p = 0.056
LS-Mean Change from Baseline (Correct LCLA Letters)
Weeks (Post-Randomization)
CNM-Au8
Placebo

2° **Change in modified MS Functional Composite (mMSFC)**


LCLA affected/fellow, 9HPT dominant/non-dominant, SDMT, T25FW (mITT Population, LS Mean ± SEM)
Week 48 LS-Mean Difference = 0.28
95% CI = 0.04 to 0.52
p = 0.0207
LS-Mean Change from Baseline (6-Domain Mean Z-Score)
Weeks (Post-Randomization)
CNM-Au8
Placebo

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Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

CNM-Au8 Improved Axonal Integrity and Retinal Structure Data on File, Clene Nanomedicine, Inc. Increased Amplitude (Signal Strength) Exploratory Endpoint Improved Temporal Segment GCL & RNFL Exploratory Endpoint mf-VEP amplitude OCT retinal nerve fiber & ganglion cell layers

CAFS (Joint-Rank) Slow Vital Capacity Survival (Death + PAV) Change in ALSFRS-R slope adjusted by mortality Registration Study: 24-Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo) 1 2 Paganoni et al. Adaptive Platform Trials to Transform Amyotrophic Lateral Sclerosis Therapy Development. Ann Neurol. 2022; 91:165-175. . Weighted Average of Slope Change & Hazard Ratio Weighting based on # of Mortality Events

Healey ALS Platform Trial CNM-Au8 Results No evidence for treatment effect at 24 weeks for either adjusted ALSFRS-R, CAFS, or SVC (combined 30 & 60 mg doses) Potential survival signal: >90% decreased risk of death at 30mg Mortality/PAV, p=0.028; Mortality = 0.057 (Regimen only) Mortality/PAV, p=0.042; Mortality = 0.075 (Shared placebo) Well tolerated with no definitive safety signals Data on File, Clene Nanomedicine, Inc.

24-Week Survival Signal | >90% Reduced Risk of Death at 30 mg *Shared Placebo Across Regimens * p-values are not adjusted for multiple comparisons; exploratory analyses by dose *CNM-Au8 Regimen Only Data on File, Clene Nanomedicine, Inc.

Over 400 Years of Subject Exposure Without Identified Safety Signals Across ALS, MS, and PD

Clean Toxicology Findings

All Animal Toxicology Studies Resulted in No-Adverse Effect Level (NOAEL) Findings

- Multiple species up to 9-months treatment
- Up to maximum feasible dosing without any toxicology findings related to CNM-Au8

Well Tolerated Adverse Event (AE) Profile

Assessed as Predominantly Mild-to-Moderate Severity and Transient

- No SAEs related to CNM-Au8 considered severe, life-threatening, or resulting in death
- AEs predominantly mild-to-moderate

Patient Exposure Across ALS, MS & PD

Over 400 Years of Subject Exposure Without Identified Safety Signals

- Long-term dosing experience up to 150 weeks

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Data on File, Clene Nanomedicine, Inc. MS: Multiple Sclerosis, ALS: Amyotrophic lateral sclerosis, and PD: Parkinson's Disease.

clene NANOMEDICINE

CNM-Au8 Has Demonstrated ALS Survival Benefit at 30 mg Dose in Two Phase 2 Studies Long-term follow-up up to 2.5 years show 70% decreased risk of death (original active vs original placebo randomization), P=0.0115 (i) Risk of Death or (ii) Risk of Death or Permanently Assisted Ventilation at 24 weeks in Regimen-Only and in Full Analysis (Shared Placebo) (P=0.028 to 0.075) CNM-Au8 demonstrated a >90% risk reduction of death at 30 mg CNM-Au8 demonstrated 70% decreased risk of death Data on File, Clene Nanomedicine, Inc.

Growing Body of Evidence for Clene Nanotherapeutics

	Disease	2021–2023	Key Findings
CNM-Au8	Amyotrophic Lateral Sclerosis (ALS)	RESCUEALS Phase 2 → Open Label Extension	Demonstrated survival benefit
		HEALEY ALS Platform Trial → Open Label Extension	Demonstrated survival signal at 6 months
	Parkinsons Disease (PD)	RepairPD – Phase 2 target engagement	Established brain target engagement & safety
	Multiple Sclerosis (MS)	VisionaryMS Phase 2 → Open Label Extension	Demonstrated global neurological improvement in MS patients on adjunctive DMT standard of care
		RepairMS – Phase 2 target engagement	Established brain target engagement & safety
		RepairMS – Phase 2 target engagement	Ongoing to establish target engagement & safety in non-active, progressive MS
ZnAg	COVID	ZnAgSTUDY	Ongoing

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Data on File, Clene Nanomedicine, Inc.

clene NANOMEDICINE

Evidence Supports CNM-Au8 Therapeutic Potential to Treat Neurodegenerative Diseases

CNM-Au8®

a gold nanocrystal suspension, in development as the first cellular energetic catalyst to remyelinate[1] & protect neurological function





RESCUEALS

70% decreased risk of death in ALS

HEALEY ALS Platform Trial

>90% decreased risk of death with 30 mg in ALS

VISIONARY-MS

Demonstrated global neurological improvement in MS patients on adjunctive DMT standard of care





>400

patient years of CNM-Au8 clinical exposure

Strong IP:

150+

patents on nanotherapeutic platform





As of June 30, 2022, cash and investments on hand (unaudited):

$26.3M

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Data on File, Clene Nanomedicine, Inc. [1]Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936 [2]https://clinicaltrials.gov/ct2/show/NCT04414345.

clene NANOMEDICINE

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